                           ARTICLES OF INCORPORATION
                                       OF
                            UNITED FILMS CORPORATION


                                       I.

         The name of the corporation is UNITED FILMS CORPORATION.

                                      II.

         The general nature of the business of businesses to be engaged in by the corporation shall be the manufacture and sales of coextruded films and personal property.

         In addition to lease, sell, buy, own and otherwise deal in property, personal, real or mixed, tangible or intangible, either for its own account or as an asset for others, and to do everything incidental to or desirable in connection with the conduct of such business, as well as to enter into any other form of business for any lawful purpose or purposes now or hereafter granted corporations under the laws of Georgia.

                                      III.

         The authorized capital stock of the corporation shall be Five Hundred Thousand Dollars ($500,000.00) and shall consist of Five Hundred Thousand (500,000) shares of no par value common stock.

                                      IV.

         The amount of capital with which the corporation will begin business is not less than Five Hundred Dollars ($500.00).

                                      V.

         The corporation is to have perpetual existence.

                                      VI.

         The corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

                                      VII.

         The address of the initial registered office of the corporation shall be 280 Parian Run, Duluth, Georgia 30136, located in Quinnett County, and the initial registered agent of the Corporation shall be Thomas Marshall Huff.

                                     VIII.

         The number of directors constituting the first Board of Directors shall be one and the name and street address of each member of the first Board of Directors is:

         DIRECTORS                               STREET ADDRESS
         ---------                               --------------

         Thomas Marshall Huff                    280 Parian Run
                                                 Duluth, Georgia 30136

         John Carlin                             280 Parian Run
                                                 Duluth, Georgia  30136

                                      IX.

         The name and street address of the incorporator of the corporation is as follows:

         INCORPORATOR                            STREET ADDRESS
         ------------                            --------------

         John P. Hines                           1800 Peachtree Street, N.W.
                                                 600 Peachtree Palisades West
                                                 Atlanta, Georgia  30309

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on the ____ day of ___________, 199_.



                                            --------------------------------
                                            JOHN P. HINES

                   CONSENT TO APPOINTMENT AS REGISTERED AGENT

         I, Thomas Marshall Huff, do hereby consent to serve as registered agent for UNITED FILMS CORPORATION.

         This _____ day of _________, 199__.



                                            ----------------------------------
                                            THOMAS MARSHALL HUFF

280 Parian Run
Duluth, Georgia 30136

                                         CERTIFICATE DATE:     03/17/88
                                         DOCKET NUMBER   :     88076439
                                         EXAMINER        :     SANDRA JEAN SNOW
                                         TELEPHONE       :     404-656-1772


REQUESTED BY:

JOHN P. HINES
1800 Peachtree Street, NW STE 600
ATLANTA, GA 30309

                           CORPORATE NAME CERTIFICATE

         THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLY _____?, THE NAME OF ANY OTHER EXISTING CORPORATION OR PROFESSIONAL ASSOCIATION ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF THE GEORGIA LAWS RELATING TO CORPORATIONS AND PROFESSIONAL ASSOCIATIONS (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

           ---------------------------------------------------------
                           "UNITED FILMS CORPORATION"
           ---------------------------------------------------------

         THIS CERTIFICATE SHALL BE VALID FOR A PERIOD OF TWO CALENDAR MONTHS FOR PROFIT AND NONPROFIT CORPORATIONS AND PROFESSIONAL ASSOCIATIONS (__, __, __, FN, & PA) AND SIX CALENDAR MONTHS FOR BANKS ( ) FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION.

         THE SECRETARY OF STATE MAY EXTEND THE CERTIFICATE FOR ONE PERIOD IF THE APPLICANT SUBMITS A $20.00 FEE AND A WRITTEN REQUEST EXPLAINING WHY THE EXTENSION IS REQUESTED.



                                            MAX CLELAND
                                            SECRETARY OF STATE



                                            H. WAYNE HOWELL
                                            DEPUTY SECRETARY OF STATE

                        BUSINESS SERVICES AND REGULATION
                   ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS


   MAX CLELAND                                             H. WAYNE HOWELL
Secretary of State                                    Deputy Secretary of State


===============================================================================
I.   Filing Date:__________ Code:______           Docket No.:______________

     Assigned Exam:____________________           Amt: $______ By:_________

     Charter Number:___________________           Completed:_______________
===============================================================================
                  DO NOT WRITE ABOVE THIS LINE - SOS USE ONLY

    NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

===============================================================================
II.  Corporate Name:

-------------------------------------------------------------------------------
     Mailing Address:

-------------------------------------------------------------------------------
     City:            County:          State:                    Zip Code:

-------------------------------------------------------------------------------
III. Fees Submitted By:

-------------------------------------------------------------------------------
     Secretary of State: $          Check No.:

-------------------------------------------------------------------------------
     Clerk of Court: $              Check No.:                   County:

-------------------------------------------------------------------------------
     Publisher: $                   Check No.:                   Name:

-------------------------------------------------------------------------------
IV.  Incorporator:

-------------------------------------------------------------------------------
     Address:

-------------------------------------------------------------------------------
     City:                         State:                        Zip Code:

-------------------------------------------------------------------------------
V.   Registered Agent/Office:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Address:

-------------------------------------------------------------------------------
     City:                         State:                          Zip Code:

-------------------------------------------------------------------------------
VI.  ARTICLES OF INCORPORATION FILING CHECK        Applicant       Examiner
     OFF LIST
-------------------------------------------------------------------------------
     1.   Original and two conformed copies
          of Articles of Incorporation
-------------------------------------------------------------------------------
     2.   Corporate name certificate enclosed
          and verified
-------------------------------------------------------------------------------
     3.   Publisher's and Clerk's checks en-
          closed and verified
-------------------------------------------------------------------------------
     4.   Consent form enclosed and verified
-------------------------------------------------------------------------------
     5.   Corporate duration and statutory
          authority stated
-------------------------------------------------------------------------------
     6.   Number shares, par value, minimum
          capital stated
-------------------------------------------------------------------------------
     7.   Number of directors and their names
          and addresses
-------------------------------------------------------------------------------

VII. Applicant/Attorney:                 Telephone:
-------------------------------------------------------------------------------
     Address:
-------------------------------------------------------------------------------
     City:                          State:            Zip Code:
===============================================================================
NOTICE: ATTACHED ARTICLES OF INCORPORATION, SECRETARY OF STATE FILING FEE, NAME CERTIFICATE, CONSENT TO SERVE AS REGISTERED AGENT, PUBLISHER'S LETTER AND FEE AND CLERK'S FEE AND FILE WITH THE SECRETARY OF STATE AT 2 MARTIN LUTHER KING JR. DR., SUITE 315, WEST TOWER, ATLANTA, GEORGIA 30334. FOR INFORMATION CALL 404-656-2817. THIS FORM DOES NOT REPLACE THE ARTICLES OF INCORPORATION. I UNDERSTAND THAT THE INFORMATION ON THIS FORM WILL BE USED IN THE SECRETARY OF STATE CORPORATE DATA BASE.


SIGNED:________________________ DATE:_____________________

                                            DOCKET NUMBER   : 961990670
                                            CONTROL NUMBER  : 8806135
                                            EFFECTIVE DATE  : 07/15/1996
                                            REFERENCE       : 0064
                                            PRINT DATE      : 07/17/1996
                                            FORM NUMBER     : 112


Alston & BIRD/JAN R. EZELL
ONE ATLANTIC CENTER
1201 WEST PEACHTREE STREET
ATLANTA, GA  30309-3424



                           CERTIFICATE OF CORRECTION

I, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                            UNITED FILMS CORPORATION
                         A DOMESTIC PROFIT CORPORATION

has filed articles of correction in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of correction.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.





                                                 LEWIS A. MASSEY
                                                 SECRETARY OF STATE

                             ARTICLES OF CORRECTION
                                       OF
                            UNITED FILMS CORPORATION


         In accordance with Section 14-2-124 of the Georgia Business Corporation Code, these Articles of Correction are being filed to correct, as of March 23, 1988, the Articles of Incorporation of United Films Corporation that were filed with the Secretary of State on March 22, 1988.

                                      ONE

         The name of the corporation is United Films Corporation.

                                      TWO

         As a result of scrivener's errors, the number of directors constituting the first Board of Directors set forth in Article VIII of the Articles of Incorporation is incorrect. The number of directors is hereby corrected to be two to conform to the number of directors actually listed.

                                     THREE

         As a result of scrivener's errors, a dollar amount in connection with the authorized capital stock is stated in Article III. Such Article is corrected to read: The authorized shares of the corporation shall consist of Five Hundred Thousand (500,000) shares of no par value common stock. This correction is made because the concept of a stated minimum value of capital stock only applied to a common stock with a par value and did not apply to a no par value common stock.

         IN WITNESS WHEREOF, the undersigned duly authorized officer of United Films Corporation has caused these Articles of Correction to be duly executed this ___ day of July, 1996.


                                            UNITED FILMS CORPORATION


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            DOCKET NUMBER   : 962200448
                                            CONTROL NUMBER  : 8806135
                                            EFFECTIVE DATE  : 08/06/1996
                                            REFERENCE       : 0045
                                            PRINT DATE      : 08/07/1996
                                            FORM NUMBER     : 0611




ALSTON & BIRD
JAN R. EZELL
1201 WEST PEACHTREE STREET
ATLANTA, GA  30309-3424


                      CERTIFICATE OF NAME CHANGE AMENDMENT

I, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                            UNITED FILMS CORPORATION
                         A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State changing its name to

                       HUNTSMAN UNITED FILMS CORPORATION

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



                                            Lewis A. Massey
                                            Secretary of State

                             ARTICLES OF AMENDMENT
                                       OF
                            UNITED FILMS CORPORATION


                                      ONE

         The name of the corporation is United Films Corporation.

                                      TWO

         Article I of the Articles of Incorporation is hereby deleted in its entirety, and the following new Article I is hereby substituted in its place:

                                       I.

         The name of the corporation is Huntsman United Films Corporation.

                                     THREE

         The foregoing amendment was duly adopted by the Board of Directors of the corporation effective as of July __, 1996. Pursuant to the provisions of
Section 14-2-1002 of the Georgia Business Corporation Code, shareholder approval of the amendment was not required.

         IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to be duly executed this ___ day of July, 1996.

                                            UNITED FILMS CORPORATION,
                                            a Georgia corporation




                                       ----------------------------------
                                       N. Brian Stevenson
                                       President, Chief Operating Officer

                     CERTIFICATE OF REQUEST FOR PUBLICATION
                     PURSUANT TO SECTION 14-2-1006.1(a) OF
                     THE GEORGIA BUSINESS CORPORATION CODE


         Pursuant to the provisions of Section 14-2-1006.1(a) of the Georgia Business Corporation Code, the undersigned, an officer of United Films Corporation, hereby certifies that the request for publication of a notice of intent to file Articles of Amendment to change the name of the corporation to Huntsman United Films corporation and payment therefor, have been made as required by Section 14-2-1006.1(b).

         The undersigned officer has caused this certificate to be duly executed this ___ day of July 1996.


                                            UNITED FILMS CORPORATION
                                            a Georgia corporation



                                            ------------------------------
                                            N. Brian Stevenson
                                            President, Chief Operating Officer